EXHIBIT 10.22
SUBORDINATED GUARANTOR SECURITY AGREEMENT
          THIS SUBORDINATED GUARANTOR SECURITY AGREEMENT (together with all amendments and other modifications, if any from time to time hereto, this “Security Agreement”), is dated as of February 20, 2009, by and among EACH OF THE GRANTORS SIGNATORY HERETO AND EACH ADDITIONAL PARTY THAT BECOMES A GRANTOR HERETO PURSUANT TO SECTION 25 HEREOF (together with their respective successors and assigns, collectively “Grantors” and each individually “Grantor”), and BMO CAPITAL MARKETS CORP., as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, Palisades Acquisition XVI, LLC (the “Borrower”), Palisades Collection L.L.C., as the servicer of the Receivables (in such capacity, the “Servicer”), Fairway Finance Company, LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”), BMO Capital Markets Corp., as administrative agent for the Lender (in such capacity, the “Administrator”) and as Collateral Agent, and Bank of Montreal, as liquidity agent for the Liquidity Providers (in such capacity, the “Liquidity Collateral Agent”), have entered into a Receivables Financing Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), pursuant to which the Lender, subject to the terms and conditions of the Receivables Financing Agreement, has made Loans to the Borrower, which Loans are evidenced by the Lender Note;
     WHEREAS, the Grantors have entered into the Subordinated Limited Recourse Guaranty Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of Collateral Agent; and
     WHEREAS, the Grantors have agreed to grant a security interest in certain collateral to the Collateral Agent in order to secure the Grantors’ obligations to the Collateral Agent under the Guaranty;
     WHEREAS, the senior secured creditors of Grantors have, as a condition to consenting to the Guaranty and this Security Agreement, required that the Secured Parties subordinate their liens and claims as set forth in the Senior Creditor Intercreditor Agreement;
     WHEREAS, one of the Grantors, Asta, has issued promissory notes to the order of Asta Group, Incorporated, in the aggregate principal amount of $8,226,278 (as amended, supplemented or otherwise modified from time to time, collectively, the “Asta Group Notes”) and the other Grantors have agreed to guarantee payment of the Asta Group Notes pursuant to the Subordinated Limited Recourse Guaranty Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Asta Group Guaranty”);
     WHEREAS, Asta has agreed to grant a security interest in certain collateral to Asta Group in order to secure Asta’s liability under the Asta Group Notes and other Grantors have

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agreed to grant to Asta Group a security interest in certain collateral in order to secure their liability under the Asta Group Guaranty; and
     WHEREAS, the Collateral Agent and Asta Group have agreed to enter into the Junior Creditor Intercreditor Agreement to provide, among other things, that its liens will be pari pasu .
     NOW, THEREFORE, THE PARTIES HERETO FOR GOOD AND VALUABLE CONSIDERATION AGREE AS FOLLOWS:
          1. DEFINED TERMS.
               (a) Unless otherwise defined herein, terms defined in the Receivables Financing Agreement or the Guaranty are used in this Security Agreement (including the recitals hereof) as therein defined. All other terms contained in this Security Agreement, unless the context indicates otherwise or such terms are defined below, have the meanings provided for by the UCC to the extent the same are used or defined therein and, otherwise, as set forth in the Receivables Financing Agreement or the Guaranty, as applicable. In addition, the following terms shall have the following meanings (such meanings to be applicable to both the singular and plural forms of the terms defined):
               “Asta” means Asta Funding, Inc.
               “Borrower” has the meaning set forth in the preamble, or its permitted successors or assigns.
               “Collateral” has the meaning set forth in Section 2.
               “Collateral Agent” has the meaning set forth in the preamble; or its permitted successors or assigns.
               “Excluded Assets” has the meaning set forth in Section 2(a).
               “Guaranty” has the meaning set forth in the preamble.
               “IDB” means Israel Discount Bank of New York, a New York banking corporation, in its capacity as collateral agent, together with its successors and assigns.
               “Loan Agreement” means the Fourth Amended and Restated Loan Agreement, entered into as of July 11, 2006, by and among Asta, each of the Borrowers party thereto, each of the Guarantors party thereto, IDB and Merrill Lynch Capital, as amended, supplemented or otherwise modified from time to time.
               “Intercreditor Agreements” means the Senior Lender Intercreditor Agreement and the Junior Lender Intercreditor Agreement.
               “Junior Lender Intercreditor Agreement” means the intercreditor agreement, dated as of the date hereof, by and between Asta Group, Incorporated and the Collateral Agent.

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               “Lien” means any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties).
               “Permitted Encumbrances” means any “Senior Lien” (as defined in the Senior Lender Intercreditor Agreement), any “Junior Lien” (as defined in the Junior Lender Intercreditor Agreement), Liens permitted under any “Senior Indebtedness” (as defined in the Senior Lender Intercreditor Agreement) or otherwise consented to by the “Senior Agent” (as defined in the Senior Lender Intercreditor Agreement) and purchase money Liens against assets other than Portfolios.
               “Portfolio” means each group or pool or consumer loans acquired by any of the Borrowers (as defined in the IDB Loan Agreement) from a single seller (or seller and its affiliates) in a single purchase transaction, which consumer loans are recorded and administered in the books and records of the Borrower acquiring the same as a separate group or pool of consumer loans.
               “Portfolio Acquisition Document” means the purchase and other agreements between a Credit Party (as defined in the Loan Agreement) and the seller of each Portfolio, as each may be amended.
               “Receivables Financing Agreement” has the meaning set forth in the preamble.
               “Security Agreement” has the meaning set forth in the preamble.
               “Senior Creditor Intercreditor Agreement” means the subordination and intercreditor agreement, dated as of the date hereof, by and between IDB and the Collateral Agent.
               “Servicing Agreement” has the meaning set forth in Section 2(a)(xvii).
               “Tangible Net Worth” means, with respect to the Grantors, the aggregate shareholders’ equity (or the equivalent thereof) of the Grantors calculated in accordance with GAAP consistently applied after subtracting therefrom the aggregate amount of the Grantors’ intangible assets (as determined in accordance with GAAP), including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks and after subtracting any equity of the Borrower calculated in accordance with GAAP.
               “Tangible Net Worth Trigger Event” means on any date that the Tangible Net Worth is less than $50,000,000.
               (b) “UCC jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

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          2. GRANT OF LIEN.
               (a) To secure the prompt and complete payment, performance and observance of all of the Guaranteed Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Collateral Agent, for the benefit of the Secured Parties, a security interest in and Lien that is prior to any Lien or security interest other than Permitted Encumbrances upon all of its right, title and interest in, to and under all property, including personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the “Collateral”), including, without limitation, the following:
                    (i) all Accounts;
                    (ii) all Chattel Paper (including Electronic chattel paper and Tangible chattel paper);
                    (iii) all Documents;
                    (iv) all General Intangibles (including Payment intangibles and Software and tax refunds);
                    (v) all Contracts;
                    (vi) all Licenses; (vii) all Goods (including Inventory, Equipment and Fixtures); (viii) all Consumer Loans; (ix) all Instruments;
                    (x) all Investment Property;
                    (xi) all Intellectual Property;
                    (xii) all Deposit Accounts and Securities Accounts of any Grantor, and all other bank accounts and all deposits therein;
                    (xiii) all money, cash or cash equivalents of any Grantor;
                    (xiv) all Supporting Obligations and Letter-of-credit rights of any Grantor;
                    (xv) all Commercial tort claims;
                    (xvi) without limiting any of the foregoing, all Portfolios and Portfolio Acquisition Documents and all accounts receivable, consumer receivables, rights to

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payment of a monetary obligation, whether or not earned by performance, and other Accounts constituting any or all of the Portfolios;
                    (xvii) the Collateral (as defined in the Senior Lender Intercreditor Agreement); and
                    (xviii) all right, title and interest of Grantors in and to all servicing agreements, master servicing agreements, servicing and collection agreements and other similar contracts and agreements relating to any Portfolio (or any portion of a Portfolio) or Account (the “Servicing Agreements”) and any right to payment arising under the Servicing Agreements; and to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.
Notwithstanding the foregoing, the Collateral shall not include any assets leased or licensed to any Grantor from any unaffiliated third party if the granting of a security interest therein is prohibited by or otherwise would materially breach the terms of such lease or license (the property covered by such lease or license being hereinafter referred to as “Excluded Assets”).
               (b) Subject to the terms of the Guaranty, to secure the prompt and complete payment, performance and observance of the Guaranteed Obligations, each Grantor hereby grants to Collateral Agent, for itself and the benefit of Secured Parties, a right of setoff against the Cash Collateral Account (as defined in the Guaranty).
          3. COLLATERAL AGENT’S AND SECURED PARTIES’ RIGHTS: LIMITATIONS ON COLLATERAL AGENT’S AND SECURED PARTIES’ OBLIGATIONS.
               (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable for the Collateral and all aspects of the Collateral. Neither Collateral Agent nor any Secured Party shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a security interest or Lien thereon or the receipt by Collateral Agent or any Secured Party of any payment relating to any Contract or License pursuant hereto. Neither Collateral Agent nor any Secured Party shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
               (b) Subject to the terms of the Intercreditor Agreements and the limitations set forth in the Guaranty, Collateral Agent may, at any time upon the occurrence and continuance of a Termination Event, upon notice to any Grantor, notify Account Debtors and/or servicers thereof and other Persons obligated on the Collateral that Collateral Agent has a security interest therein, and that payments shall be made directly to Collateral Agent upon the occurrence of a Termination Event. Subject to the terms of the Intercreditor Agreements and the

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limitations set forth in the Guaranty, upon the occurrence and during the continuance of a Termination Event, at the request of Collateral Agent, in its reasonable business discretion, each Grantor shall notify Account Debtors and other Persons obligated on the Collateral that Collateral Agent has a first-priority security interest in the Collateral (subject to Permitted Encumbrances). Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Collateral Agent’s prior written consent.
               (c) Subject to the terms of the Intercreditor Agreements and the limitations set forth in the Guaranty, Collateral Agent may at any time in Collateral Agent’s own name, in the name of a nominee of Collateral Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors and/or servicers thereof, any parties to Contracts and obligors in respect of Instruments to verify, to Collateral Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, payment intangibles, Instruments or Chattel Paper or other Collateral.
          4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:
               (a) Each Grantor has rights in and the power to transfer each item of the Collateral (other than Excluded Assets) upon which it purports to grant a security interest and Lien hereunder, free and clear of any and all Liens other than Permitted Encumbrances.
               (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Collateral Agent pursuant to this Security Agreement or the other Transaction Documents, (ii) in connection with any other Permitted Encumbrances, and (iii) financing statements describing a Grantor’s purchase or sale of Collateral.
               (c) This Security Agreement is effective to create a valid and continuing security interest in and other Lien (as applicable) on the Collateral and, upon the filing of the appropriate financing statements listed on Schedule I attached hereto, a perfected security interest in favor of Collateral Agent, for itself and the benefit of Secured Parties on the Collateral, with respect to which a security interest may be perfected by filing pursuant to the UCC. Such security interest in favor of Collateral Agent, for the benefit of Collateral Agent and Secured Parties, is senior and prior to all other security interests and Liens in the Collateral, except Permitted Encumbrances, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Accounts in the ordinary course of business, non-exclusive licensees of General Intangibles in the ordinary course of business). All action by any Grantor necessary or reasonably desirable to protect and perfect such Lien on each item of the Collateral has been duly taken which can be perfected by filing a UCC financing statement.
               (d) Upon the occurrence of the Tangible Net Worth Trigger Event (for so long as the Tangible Net Worth Trigger Event continues) and to the extent that all Senior Indebtedness has been Paid in Full, upon the request of the Collateral Agent, the Grantors shall

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prepare a schedule from time to time upon the request of the Collateral Agent listing all Instruments and Chattel Paper of each Grantor. The Lien of Collateral Agent, for the benefit of Collateral Agent and Secured Parties, on the Collateral listed on such schedule is senior and prior to all other Liens, except Permitted Encumbrances, that would be prior to the Liens in favor of Collateral Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.
               (e) Each Grantor’s name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor’s state of incorporation or organization or a statement that no such number has been issued, each Grantor’s state of organization or incorporation, and the location of each Grantor’s chief executive office, are set forth on Schedules IIA — IIH, respectively, hereto. Each Grantor has only one state of incorporation or organization.
               (f) With respect to Accounts: (i) the Accounts are owned by Grantors, free and clear of all Liens, except for Permitted Encumbrances; and (ii) Grantors have the right to pursue the collection of the Accounts.
          5. COVENANTS. Each Grantor, jointly and severally, covenants and agrees with Collateral Agent, for the benefit of Collateral Agent and Secured Parties, that from and after the date of this Security Agreement and until the Guaranteed Obligations have been indefeasibly paid in full:
               (a) Further Assurances.
                    (i) Upon the occurrence of the Tangible Net Worth Trigger Event (for so long as the Tangible Net Worth Trigger Event continues), upon the written request of the Collateral Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions with respect to any Collateral valued (in accordance with GAAP) at or above twenty-five thousand dollars ($25,000) as Collateral Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted. Each Grantor hereby authorizes Collateral Agent and the Secured Parties to file and record in such public records offices as Collateral Agent and the Secured Parties may reasonably determine such financing statements as Collateral Agent and the Secured Parties may reasonably determine relative to the transactions contemplated by this Security Agreement.
                    (ii) Each Grantor hereby irrevocably authorizes Collateral Agent and Secured Parties at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such

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Grantor. Each Grantor agrees to furnish any such information to Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for Collateral Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
                    (iii) Subject to the terms of the Intercreditor Agreements, upon the occurrence of the Tangible Net Worth Trigger Event, upon the request of the Collateral Agent, each Grantor shall promptly notify Collateral Agent of any material commercial tort claim (as defined in the UCC) acquired by it and unless otherwise consented by Collateral Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Collateral Agent a Lien in such material commercial tort claim.
               (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, records of the Collateral kept in the ordinary course of business, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral.
               (c) Indemnification. Subject to the limitations set forth in the Intercreditor Agreements and the Guaranty, in any suit, proceeding or action brought by Collateral Agent or any Secured Party relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Collateral Agent and Secured Parties harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Collateral Agent or any Secured Party, to the extent: (i) such expense, loss, or damage is attributable to the gross negligence or willful misconduct of Collateral Agent or such Secured Party as finally determined by a court of competent jurisdiction, or (ii) of Collateral Agent’s or any Secured Party’s failure to act in a commercially reasonable manner (as finally determined by a court of competent jurisdiction) such that such failure is determined by a court of competent jurisdiction to be egregious, unconscionable and beyond the standards of experienced commercial lenders in similar circumstances. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Collateral Agent or any Secured Party.
               (d) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.
               (e) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Collateral Agent and Secured Parties in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

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               (f) Limitations on Disposition. On or after the occurrence of the Tangible Net Worth Trigger Event (for so long as the Tangible Net Worth Trigger Event continues), no Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except for sales of Accounts and Portfolios in the ordinary course of business, as permitted by the Intercreditor Agreements or as consented to by the Senior Creditor (as defined in the Intercreditor Agreement as of the date hereof or such other definition after the date hereof as is consented to in writing by the Guarantors).
               (g) Notices. On or after the occurrence of the Tangible Net Worth Trigger Event (for so long as the Tangible Net Worth Trigger Event continues), Grantors will advise Collateral Agent promptly, in reasonable detail, (i) of Liens in aggregate of $100,000 (other than Permitted Encumbrances) made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Transaction Document. The Guarantors shall cause the termination of any Liens on the Collateral (other than Permitted Encumbrances) in excess of $100,000 in the aggregate within 30 days after such Liens attach to the Collateral.
               (h) No Reincorporation. No Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without giving at least 10 days prior notice to Collateral Agent.
               (i) Terminations; Amendments Not Authorized. Except upon delivery of the Letter of Credit in an amount equal to the Aggregate Liability pursuant to Section 2 of the Guaranty or the Guaranteed Obligations are indefeasibly paid in full in cash (in which cases, each Grantor is so authorized), each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Collateral Agent and agrees that it will not do so without the prior written consent of Collateral Agent.
               (j) Tangible Net Worth Trigger Event. The Grantors shall promptly notify the Collateral Agent of the occurrence of a Tangible Net Worth Trigger Event.
          6. RESERVED.
          7. REMEDIES: RIGHTS UPON DEFAULT.
               (a) Subject to the terms of the Intercreditor Agreements and the Guaranty, in addition to all other rights and remedies granted to it under this Security Agreement, the Guaranty, the Transaction Documents and under any other instrument or agreement securing, evidencing or relating to any of the Guaranteed Obligations, if any Termination Event shall have occurred and is continuing, after thirty (30) days written notice to Grantors, and subject to the terms of the Intercreditor Agreements, Collateral Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, but subject to the terms of the Intercreditor Agreements and the Guaranty and such notice, to the extent permitted by law, each Grantor expressly agrees that in any such event Collateral Agent, without demand of performance or other demand,

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advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Collateral Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Subject to the terms of the Intercreditor Agreements, the Guaranty and after such notice, Collateral Agent or any Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Collateral Agent and Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby waives and releases. Such sales may be adjourned and continued from time to time with or without notice. Collateral Agent shall have the right to conduct such sales on any Grantor’s premises or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as Collateral Agent deems necessary or advisable.
          Subject to the terms of the Intercreditor Agreements and the Guaranty, if any Termination Event shall have occurred and is continuing, each Grantor further agrees, after such notice, at Collateral Agent’s request, to assemble the Collateral and make it available to Collateral Agent at a place or places designated by Collateral Agent which are reasonably convenient to Collateral Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Subject to the terms of the Intercreditor Agreements, after such notice, until Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Collateral Agent. Collateral Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Collateral Agent. Subject to the terms of the Intercreditor Agreements, Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Collateral Agent’s remedies (for the benefit of Collateral Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Guaranteed Obligations as provided in the Receivables Financing Agreement, and only after so paying over such net proceeds, and after the payment by Collateral Agent of any other amount required by any provision of law, need Collateral Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Collateral Agent or such Secured Party as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Collateral Agent

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of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Guaranteed Obligations, including any attorneys’ fees and other expenses incurred by Collateral Agent or any Secured Party to collect such deficiency.
               (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
               (c) To the extent that applicable law imposes duties on Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Collateral Agent (i) to fail to incur expenses reasonably deemed significant by Collateral Agent to prepare Collateral for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by Collateral Agent would not be commercially unreasonable in Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7(c). Without limitation upon the foregoing, nothing contained in this Section 7(c) shall be construed to grant any rights to any Grantor or to impose any duties on Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).
               (d) Neither Collateral Agent nor the Secured Parties shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of

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the Guaranteed Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefore or any direct or indirect guarantee thereof. Neither Collateral Agent nor the Secured Parties shall be required to marshal the Collateral or any guarantee of the Guaranteed Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Transaction Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Collateral Agent or any Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.
          8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Collateral Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral) at such time as Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Collateral Agent, for the benefit of Collateral Agent and Secured Parties, an irrevocable (until the IDB Termination Date), nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, all without compensation to Grantor.
          9. LIMITATION ON COLLATERAL AGENT’S AND SECURED PARTIES’ DUTY IN RESPECT OF COLLATERAL. Collateral Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Collateral Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Collateral Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.
          10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

12

          11. NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile and, if to any other party hereto, transmitted or delivered to it, addressed to it at the address specified for it on the signature page hereto or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall if properly addressed and sent by pre-paid courier service, be deemed given when received; any notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and receipt thereof has been confirmed by telephone or electronic means.
          12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Receivables Financing Agreement and the other Transaction Documents which, taken together, set forth the complete understanding and agreement of Collateral Agent, Secured Parties and Grantors with respect to the matters referred to herein and therein. Except as otherwise specifically provided, if any provision contained in this Security Agreement or any other Transaction Document conflicts with any provision in the Receivables Financing Agreement, the provision in the Receivables Financing Agreement shall govern and control.
          13. NO WAIVER; CUMULATIVE REMEDIES; AMENDMENTS. Neither Collateral Agent nor any Secured Party shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent or Secured Parties of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Collateral Agent or Secured Parties would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Collateral Agent or any Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Collateral Agent and the applicable party to be charged.
          14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

13

          15. CONTINUING SECURITY INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until delivery of the Letter of Credit in an amount equal to the Aggregate Liability pursuant to Section 2 of the Guaranty or payment in full in cash and performance of all the Guaranteed Obligations (other than any indemnification obligations) and a release by Grantors of all claims against the Collateral Agent and Secured Parties under the Guarantor Security Documents, and so long as no suits, actions, proceedings, or claims are pending or threatened asserting any damages, losses or liabilities that are Guaranteed Obligations, in which case the Collateral Agent shall deliver to the Grantors termination statements and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Guaranteed Obligations.
          16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Collateral Agent, for the benefit of Collateral Agent and Secured Parties, hereunder, inure to the benefit of Collateral Agent and Secured Parties, all future holders of any instrument evidencing any of the Guaranteed Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Guaranteed Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Collateral Agent, for the benefit of Collateral Agent and Secured Parties, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.
          17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be executed by manual signature, facsimile or, if approved in writing by Collateral Agent, electronic means, all of which shall be equally valid.
          18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE TRANSACTION DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, COLLATERAL AGENT AND SECURED PARTIES PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, PROVIDED, THAT COLLATERAL AGENT, SECURED PARTIES AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT

14

SHALL BE DEEMED OR OPERATE TO PRECLUDE COLLATERAL AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE GUARANTEED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF COLLATERAL AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE RECEIVABLES FINANCING AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.
          19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG COLLATERAL AGENT, SECURED PARTIES, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.
          20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
          21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

15

          22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.
          23. BENEFIT OF SECURED PARTIES. All Liens granted or contemplated hereby shall be for the benefit of Collateral Agent, individually, and Secured Parties, and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Guaranteed Obligations in accordance with the terms of the Guaranty.
          24. NO PETITION. The Grantors agree that they will not institute against, or join or assist any person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other similar proceeding under the laws of any jurisdiction, for one year and one day after the Obligations have been indefeasibly paid in full. The obligations of the Grantors under this Section 24 shall survive any termination of this Security Agreement.
          25. ADDITIONAL GRANTORS. The Grantors shall cause each affiliated entity that has executed a security agreement in favor of [IDB] to become party to the Guaranty and this Security Agreement as a Grantor. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a counterpart of this Security Agreement substantially in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Collateral Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Collateral Agent not to cause any Credit Party (as defined in the Loan Agreement) or any other Person to become an Additional Grantor hereunder. This Security Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.
          26. INTERCREDITOR AGREEMENTS. The terms of this Agreement are subject to the provisions of the Intercreditor Agreements, if any terms of this Agreement or the Junior Lender Intercreditor Agreement conflict with the terms of the Senior Lender Intercreditor Agreement, the terms of the Senior Lender Intercreditor Agreement shall govern and if the terms of this Agreement do not conflict with the terms of the Senior Lender Intercreditor Agreement but do conflict with the terms of the Junior Lender Intercreditor Agreement, the terms of the Junior Lender Intercreditor Agreement shall govern.
[Signature Pages to Follow]

16

     IN WITNESS WHEREOF, each of the undersigned have caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES COLLECTION, L.L.C., a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION IV, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION I, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION II, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

ASTA FUNDING ACQUISITION IV, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION V, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION VI, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION VII, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION IX, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION X, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION XI, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION XII, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION XIII, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION XIV, LLC, a Delaware limited liability company

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION XV, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION XVII, LLC, a Delaware limited liability company

By: Name: Title:	/s/ Gary Stern Gary Stern Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

PALISADES ACQUISITION XVIII, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Gary Stern Mitchell Cohen
Title:	Manager

SYLVAN ACQUISITION I, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

ASTA FUNDING, INC., a Delaware corporation

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

COMPUTER FINANCE, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

ASTAFUNDING.COM, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

ASTA COMMERCIAL, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

CITIZENS LENDING GROUP, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

VENTURA SERVICES, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

OPTION CARD, LLC, a Colorado limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

VATIV RECOVERY SOLUTIONS, LLC, a Texas limited liability company

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

By: Name:	/s/ Mitchell Cohen Mitchell Cohen
Title:	Manager

BMO CAPITAL MARKETS CORP., as Collateral Agent

By:	/s/ John Pappano

Name:	John Pappano
Title:	Managing Director

SCHEDULE I
to
SECURITY AGREEMENT
FINANCING STATEMENTS
[to be completed by Grantors]

SCHEDULE IIA
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF ASTA FUNDING ACQUISITION II, LLC
I.	Grantor’s official name: ASTA FUNDING ACQUISITION II, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: 3017559

IV.	State or Incorporation or Organization of Grantor: Delaware

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIB
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES COLLECTION, L.L.C.
I.	Grantor’s official name: PALISADES COLLECTION, L.L.C.

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: 2893130

IV.	State or Incorporation or Organization of Grantor: Delaware

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIC
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF ASTA FUNDING ACQUISITION I, LLC
I.	Grantor’s official name: ASTA FUNDING ACQUISITION I, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: 3017556

IV.	State or Incorporation or Organization of Grantor: Delaware

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IID
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION IV, LLC
I.	Grantor’s official name: PALISADES ACQUISITION IV, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: 3723655

IV.	State or Incorporation or Organization of Grantor: Delaware

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIE
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION I, LLC
I.	Grantor’s official name: PALISADES ACQUISITION I, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: 3495332

IV.	State or Incorporation or Organization of Grantor: Delaware

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIF
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION II, LLC
I.	Grantor’s official name: PALISADES ACQUISITION II, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3550553

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIG
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF ASTA FUNDING ACQUISITION IV, LLC
I.	Grantor’s official name: ASTA FUNDING ACQUISITION IV, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3019061

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIH
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION V, LLC
I.	Grantor’s official name: PALISADES ACQUISITION V, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3884980

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE II(I)
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION VI, LLC
I.	Grantor’s official name: PALISADES ACQUISITION VI, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware IV. State or Incorporation or Organization of Grantor: 3889322

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIJ
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION VII, LLC
I.	Grantor’s official name: PALISADES ACQUISITION VII, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3889323

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIK
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION VIII, LLC
I.	Grantor’s official name: PALISADES ACQUISITION VIII, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3889327

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIL
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION IX, LLC
I.	Grantor’s official name: PALISADES ACQUISITION IX, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3904513

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIM
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION X, LLC
I.	Grantor’s official name: PALISADES ACQUISITION X, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3983453

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIN
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION XI, LLC
I.	Grantor’s official name: PALISADES ACQUISITION XI, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4256883

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIO
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION XII, LLC
I.	Grantor’s official name: PALISADES ACQUISITION XII, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4256888

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIP
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION XIII, LLC
I.	Grantor’s official name: PALISADES ACQUISITION XIII, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4256894

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIQ
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION XIV, LLC
I.	Grantor’s official name: PALISADES ACQUISITION XIV, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4256897

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIR
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION XV, LLC
I.	Grantor’s official name: PALISADES ACQUISITION XV, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4255348

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIS
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION XVII, LLC
I.	Grantor’s official name: PALISADES ACQUISITION XVII, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4575657

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIT
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF PALISADES ACQUISITION XVIII, LLC
I.	Grantor’s official name: PALISADES ACQUISITION XVIII, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4575651

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIT
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF SYLVAN ACQUISITION I, LLC
I.	Grantor’s official name: SYLVAN ACQUISITION I, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3874794

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIU
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF ASTA FUNDING, INC.
I.	Grantor’s official name: ASTA FUNDING, INC.

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 2525976

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIV
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF COMPUTER FINANCE, LLC
I.	Grantor’s official name: COMPUTER FINANCE LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3421733

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIW
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF ASTAFUNDING.COM, LLC
I.	Grantor’s official name: ASTAFUNDING.COM, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3060358

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIY
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF ASTA COMMERCIAL, LLC
I.	Grantor’s official name: ASTA COMMERCIAL, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3222943

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIZ
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OF CITIZENS LENDING GROUP, LLC
I.	Grantor’s official name: CITIZENS LENDING GROUP LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 4250130

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIAA
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL VENTURA SERVICES, LLC
I.	Grantor’s official name: VENTURA SERVICES, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3590448

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIBB
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL CLIFFS PORTFOLIO ACQUISITION I, LLC
I.	Grantor’s official name: CLIFFS PORTFOLIO ACQUISITION I, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.	State or Incorporation or Organization of Grantor: 3741790

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IICC
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL OPTION CARD, LLC
I.	Grantor’s official name: OPTION CARD, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Colorado

IV.	State or Incorporation or Organization of Grantor: 20021360244

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

SCHEDULE IIDD
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SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COLLATERAL VATIV RECOVERY SOLUTIONS, LLC
I.	Grantor’s official name: VATIV RECOVERY SOLUTIONS, LLC

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III.	Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Texas

IV.	State or Incorporation or Organization of Grantor: 800394762

V.	Chief Executive Office of business of Grantor: 210 Sylvan Avenue, Englewood Cliffs, NJ 07632

EXHIBIT A
COUNTERPART TO SECURITY AGREEMENT
          This counterpart, dated                     ,200___, is delivered pursuant to Section 24 of that certain Security Agreement dated as of                                                             , 2008 (as from time to time amended, modified or supplemented, the “ Security Agreement”; the terms defined therein and not otherwise defined herein being used as therein defined), among ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, ASTA FUNDING, INC., a Delaware corporation, [additional Grantors] and BMO Capital Markets Corp., as Collateral Agent. The undersigned hereby agrees (i) that this counterpart may be attached to the Security Agreement, and (ii) that the undersigned will comply with and be subject to, including representations and warranties, all the terms and conditions of the Security Agreement as if it were an original signatory thereto.
[NAME OF ADDITIONAL GRANTOR]

A-1